SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by  the  Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(2)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
     240.14a-12

                           BAYWOOD INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[X]  No  fee  required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

     1)   Amount  Previously  Paid:

     2)   Form,  Schedule  or  Registration  Statement  No.:

     3)   Filing  Party:

     4)   Date  Filed:

                           BAYWOOD INTERNATIONAL, INC.




September 22, 2003


Dear Stockholder:


     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Baywood International, Inc. (the "Company") to be held on November 1, 2003, at 10:30 A.M., local time, at the The Phoenician, 6000 East Camelback Road, Scottsdale, Arizona 85251. Information about the meeting is presented on the following pages.

     In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

     Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.


Sincerely,

/s/ Neil Reithinger
-------------------

Neil Reithinger
Chairman of the Board, President & Chief Executive Officer

                           BAYWOOD INTERNATIONAL, INC.
                NOTICE AND PROXY STATEMENT FOR NOVEMBER 1, 2003,
                         ANNUAL MEETING OF STOCKHOLDERS


To our Shareholders:


     The Annual Meeting of Stockholders (the "Annual Meeting") of Baywood International, Inc. (the "Company") will be held at The Phoenician, 6000 East Camelback Road, Scottsdale, Arizona 85251 on November 1, 2003, at 10:30 A.M. local time, for the following purposes:

     1. To elect five directors of the Company, each to serve a term of one year;

     2. To approve and ratify the selection of Epstein, Weber & Conover, P.L.C. as independent auditors for the Company;

     3. To transact any other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on September 22, 2003, as the record date for determining those stockholders who are entitled to receive notice of and vote at the Annual Meeting or any adjournment of that meeting. Shares of the Company's common stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of the Company's 2002 Annual Report to stockholders, which includes audited financial statements, is enclosed.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.


By Order of The Board of Directors,

/s/ Karl H. Rullich
-------------------

Karl H. Rullich
Secretary
Scottsdale, Arizona
September 22, 2003

                           BAYWOOD INTERNATIONAL, INC.
                         14950 NORTH 83RD PLACE, SUITE 1
                            SCOTTSDALE, ARIZONA 85260

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies from the stockholders of Baywood International, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on November 1, 2003. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to the solicitation will be voted FOR the director nominees named below, and FOR the ratification of the selection of Epstein, Weber & Conover, P.L.C. as the Company's independent public accountants for 2003. The address of the Company's principal executive offices is 14950 North 83rd Place, Suite 1, Scottsdale, Arizona, 85260. This Proxy Statement, the proxy card, and the Company's 2002 Annual Report were first mailed on or about October 1, 2003, to the stockholders of record at the close of business on September 22, 2003 (the "Record Date").

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

     A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of all other proposals described herein. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. A broker non-vote occurs when a nominee voting holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

     The Company will bear the cost of solicitation of proxies, which will be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company's common stock. Proxies will be solicited by mail and may be solicited personally by directors, officers or our regular employees, who will not be compensated for their services.

     The Company knows of no reason why any of the director nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with best judgment of the persons named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons (in their judgment) consider to be in the best interests of the Company.

                  RECORD DATE AND VOTING SECURITIES OUTSTANDING

     Only stockholders of record at the Record Date are entitled to vote at the meeting. As of the Record Date, there were 32,768,235 shares of the Company's common stock (the "Common Stock") issued and outstanding. Each stockholder entitled to vote shall have one (1) vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the Record Date.

                          ANNUAL REPORT ON FORM 10-KSB

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (the "Annual Report"), which is being mailed to stockholders with this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will provide to each stockholder as of the Record Date, a copy of any exhibits listed in the Annual Report, upon receipt of a written request and a check for $20.00 to cover the Company's expense in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

     Set forth below are the proposals to be considered by stockholders at the Annual Meeting. Following the description of each proposal is important information about the Company's management and its Board of Directors; executive compensatory transactions between the Company and its officers, directors and affiliates; stock owned by management and other large stockholders; and how shareholders may make proposals at the Annual Meeting. Each stockholder should read this information before completing and returning the enclosed proxy card.

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

     The Board of Directors has nominated five (5) persons to serve on the Board of Directors commencing with the 2003 Annual Meeting. The following persons are nominated to serve on the Company's Board of Directors until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Information concerning the compensation of officers and directors, their stock ownership in the Company, and transactions between officers, directors and ten percent (10%) or greater shareholders is set forth below.

                                                      POSITION AND OFFICES
                                                      --------------------
  NOMINEE NAME          AGE       DIRECTOR SINCE              HELD
-----------------       ---       --------------              ----
Neil Reithinger          33            1997       Chairman, President & C.E.O.
Karl H. Rullich          70            1991       Vice President, Secretary
                                                          and Director
Samuel Lam               51            2001               Director
O. Lee Tawes, III        56            2001               Director
Carmen Choi              28            2001               Director

VOTE  REQUIRED  AND  RECOMMENDATION
-----------------------------------

     Each director must receive a plurality of votes cast at the Annual Meeting. Each director nominee has consented to serve. The Board of Directors unanimously recommends that the stockholders vote FOR all of the director nominees.

     BIOGRAPHICAL INFORMATION RELATED TO DIRECTORS AND EXECUTIVE OFFICERS OF COMPANY

     Biographical Information concerning each nominee for Director is as follows.

     MR. NEIL T. REITHINGER has been the Company's Chairman of the Board, President and Chief Executive Officer since April 3, 1998, and previously served as Interim President from December 10, 1997. He was elected as a Director on February 18, 1997. He was elected Chief Financial Officer, Secretary and
Treasurer on October 28, 1996. Mr. Reithinger had been Controller of the Company since January 1994. Prior to joining the Company and from July 1992 through December 1993, Mr. Reithinger worked for Bank of America. He received a Bachelors of Science degree in accounting from the University of Arizona in 1992 and his certification as a Certified Public Accountant in 1996.

     MR. KARL H. RULLICH has been a Director since 1991. He was appointed Vice President on April 3, 1998 and has served as the Company's Director of International Sales since May 1996. Prior to April 19, 1996, he served as President, Chief Executive Officer and Treasurer of the Company. He worked as a Marketing Director, General Manager and Vice President for Pfizer Hospital Products Group in their international businesses and operations for over 25 years. Mr. Rullich holds a degree in economics from the Business College in Essen, Germany. He emigrated from Germany to the United States in 1956 and became a naturalized citizen in 1961.

     MR. SAMUEL LAM was nominated and elected to the Board of Directors of the Company at a Special Meeting of the Board of Directors held on March 1, 2001, by an affirmative vote of a majority of the Board of Directors. Mr. Lam has been the Managing Director of Hong Kong Trustful Pharmaceutical, Ltd. ("HKTPCO") (the Company's exclusive marketer and distributor for Asia) since its formation in 2000, where he oversees the sales, marketing operations and development of distribution in Hong Kong, China and other Asian countries. Mr. Lam joined Early Light Industrial, Ltd., one of the three largest toy manufacturers in Hong Kong, as Marketing Director from 1997 to 1999. Mr. Lam has been such company's Assistant Managing Director since January 2000. Prior to 1997, Mr. Lam was Assistant General Manager since 1992 at Inexo, Ltd., the exclusive distributor for Samsonite in Hong Kong and China. Prior to that, Mr. Lam had held various senior marketing positions for consumer products companies throughout the past 20 years including Inchcape Hong Kong, Ltd., a subsidiary of The Inchcape Group of the United Kingdom. He received his Bachelor of Commerce degree from Dalhousie University in Canada and has also earned the memberships of several management and marketing institutes in the United Kingdom.

     MR. O. LEE TAWES, III was nominated and elected to the Board of Directors of the Company at a Special Meeting of the Board of Directors held on March 1, 2001, by an affirmative vote of a majority of the Board of Directors. Since
1999, he has been a Managing Director at C.E. Unterberg, Towbin, an investment and merchant banking firm specializing in high growth technology companies. Mr. Tawes came to C.E. Unterberg, Towbin from CIBC World Markets, where he was Director of Equity Research from 1991 to 1999. He was also Chairman of the Stock Selection Committee at CIBC, a member of the firm's Executive Committee, and Commitment Committee. From 1972 to 1990, Mr. Tawes was an analyst covering the food and diversified industries at Goldman Sachs & Co. from 1972 to 1979, and Oppenheimer from 1979 to 1990. As food analyst, he was named to the Institutional Investor All

America Research Team five times from 1979 through 1989. Mr. Tawes is a graduate of Princeton University and received his MBA from Darden School at the University of Virginia.

     MS. CARMEN CHOI was nominated and elected to the Board of Directors at a Special Meeting of the Board of Directors held on May 4, 2001, by an affirmative vote of a majority of the Board of Directors. Since August 2000, Ms. Choi has been a member of the Board of Directors of both HKTPCO and Healthy International Limited, which is in the business of research, marketing and distribution of unique high-quality healthcare products for the promotion of a healthy life for people in Hong Kong and China and is the sister company to HKTPCO. At Healthy International Limited, Ms. Choi has been actively involved in the strategic planning of sales and marketing activities of the Company's products in the Hong Kong market. Ms. Choi is also a director of Beauty Tech, a sister company to Healthy International, which specializes in the training of skin care and beauty make-up. In addition, Ms. Choi has been a senior executive since 1998 in Early Light Industrial Co., Ltd, one of the three largest toy manufacturers in Hong Kong that is owned and controlled by the Company's major shareholder, Dr. Francis Choi. She received her Bachelor of Arts degree from Pine Manor College in Boston, Massachusetts in 1997. Ms. Choi is the daughter of Dr. Francis Choi, the Company's single largest shareholder.

                                PROPOSAL NUMBER 2
     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     On  January  4,  1996,  the  Company engaged King, Weber & Associates, P.C.
("King, Weber") of Tempe, Arizona as its principal accountant to audit the Company's financial statements beginning with the Company's fiscal year ended December 31, 1995. King, Weber audited the Company's financial statements for the fiscal years ending December 31, 1995, 1996, 1997, 1998, 1999 and 2000.
Subsequent to the year ended December 31, 2000, King, Weber changed their name to Weber & Company, P.C. ("Weber & Co."). Subsequent to the year ended December 31, 2001, Weber & Co. changed their name to Epstein, Weber & Conover, P.L.C.
("Epstein, Weber"). The Board of Directors has appointed Epstein, Weber to audit the Company's financial statements for the fiscal year ended December 31, 2003. It is not anticipated that a representative of Epstein, Weber will be present at the Annual Meeting to respond to questions or to make a statement.

VOTE  REQUIRED  AND  RECOMMENDATION
-----------------------------------

     The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. The Board of Directors recommends that the stockholders vote FOR ratification of the Board of Director's appointment of Epstein, Weber as the Company's independent certified public accountants for the fiscal year ending December 31, 2003.

                       Fiscal Year 2002 Audit Fee Summary
                       ----------------------------------

     During fiscal year 2002, Epstein, Weber provided services in the following categories to the Company and was paid the following amounts:

     Financial Audit Fees and Quarterly Review:  $24,950
          Financial Information System Design
          and Implementation                           -
     Other:                                            -
          Other Audit Related Fees:                    -
          All Other                                  485
                                                 -------

                                                 $25,435
                                                 =======

     All other fees included assistance and advice that Epstein, Weber provided from time-to-time during the year for taxes and on other corporate matters.

                              CORPORATE GOVERNANCE

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

Board  of  Directors
--------------------

     The Company's affairs are managed by the Board of Directors. During the year ended December 31, 2002, the Board of Directors met on two (2) occasions. Each of the directors attended 75% or more of the meetings of the Board of Directors and the meetings held by all of the committees of the Board of Directors on which the directors served.

Director's  Compensation
------------------------

     Directors receive no compensation for serving on the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established two committees, which are authorized to act on behalf of the Board of Directors in their respective spheres: the Audit Committee and the Compensation Committee.

                                 AUDIT COMMITTEE

     The Audit Committee for 2002 was composed of Samuel Lam, O. Lee Tawes, III and Carmen Choi. The Audit Committee met once during the year ended December 31, 2002. The Audit Committee is comprised of directors who meet the Sarbanes-Oxley Act of 2002 standards for independence. The Audit Committee operates pursuant to a written charter detailing its duties. In June 2002, the Audit Committee amended and restated its charter to comply with certain requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee's Amended and Restated Charter is set forth in Exhibit 1 below. In performing its duties, the Audit Committee, as required by applicable Securities and Exchange Commission Rules, issues a report recommending to the Board of Directors, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB, and certain other matters, including the independence of the Company's outside public accountants. The Report of the Audit Committee is set forth below.

     The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent the Company incorporates such report by specific reference.

                                    REPORT OF
                               THE AUDIT COMMITTEE
                         OF BAYWOOD INTERNATIONAL, INC.

     The Board of Directors of the Company has appointed an Audit Committee. The functions of the Audit Committee are focused on: (1) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements, (2) the independence of the Company's external auditors, and (3) the Company's compliance with legal and regulatory requirements.

     The Audit Committee meets periodically to discuss the adequacies of the Company's internal financial controls and the objectivity of its financial reporting. The Committee also meets with the Company's independent auditors. For the fiscal year ending December 31, 2002, Samuel Lam, O. Lee Tawes, III and Carmen Choi comprised the Audit Committee.

     The Company retains independent public accountants who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by each of them.

     Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, and express an opinion as to whether those financial statements fairly present the financial position, results of operation and cash flows of the Company in conformance with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

     For the fiscal year ending December 31, 2002, the Audit Committee:

     (1) Reviewed and discussed the audited financial statements with management of the Company;

     (2) Discussed with Epstein, Weber & Conover, P.C., the independent auditors of the Company, the matters required to be discussed by Statement on Accounting Standards No. 61 (communications with Audit Committees); and

     (3) Reviewed and discussed the written disclosures and the letter from the Company's independent auditors the matters relating to the auditor's independence from the Company.

     Based upon the Audit Committee's review and discussion of the matters above, the Audit Committee recommends to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

O. Lee Tawes, III, Chairman                            October 29, 2002

Samuel Lam, Member                                     October 29, 2002

                             COMPENSATION COMMITTEE

     The Compensation Committee for the year ended December 31, 2002, was comprised of Samuel Lam, O. Lee Tawes, III and Carmen Choi. The Compensation Committee met once during the fiscal year ending December 31, 2002. The Compensation Committee's duties include administering grants under stock option plans, reviewing and approving salaries and other matters related to compensation of the executive officers of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding shares of common stock beneficially owned as of September 22, 2003, by (i) each person or group, known to the Company, who beneficially owns more than 5% of the common stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. The percentage of beneficial ownership is based on 32,768,235 shares outstanding on September 22, 2003, plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. Unless otherwise indicated, the following persons have sole voting and investment power with respect to the number of shares set forth opposite their names:

     Security Ownership of Certain Beneficial Owners

          (1)                    (2)                  (3)              (4)


                          Name and Address of   Amount and Nature    Percent
Title of Class             Beneficial Owner    of Beneficial Owner   of Class
------------------------  ------------------  --------------------  ---------

Common                    Linda Lee (1)                 2,423,647        5.1%
                          Hong Kong, China

Common                    Francis Choi (2)             19,301,587       40.5%
                          Hong Kong, China

Preferred                 Francis Choi (2)                805,625       95.2%
                          Hong Kong, China

     (1) Ms. Lee is a citizen of Hong Kong, China. Ms. Lee owns 2,423,647 common shares.

     (2) Mr. Choi is a citizen of Hong Kong, China. Mr. Choi holds 7,301,587 common shares, 800,000 shares of Class "E" Preferred Stock that are convertible into 8,000,000 restricted common shares of the Company, 5,625 of Class "F" Preferred Stock with a stated value of $450,000 and 4,000,000 warrants to purchase 4,000,000 restricted common shares of the Company at an exercise price of $0.20.

      Security Ownership of Management

         (1)                          (2)                      (3)              (4)


                             Name and Address of        Amount and Nature    Percent
Title of Class                 Beneficial Owner        of Beneficial Owner   of Class
------------------------  ---------------------------  --------------------  --------

Common                    Neil Reithinger (1)(3)                 2,702,640       5.7%
                          Scottsdale, AZ

Common                    Karl H. Rullich (2)(3)                 2,422,000       5.1%
                          Scottsdale, AZ

Preferred                 Karl H. Rullich (2)(3)(4)                  5,625         -
                          Scottsdale, AZ

Common                    O. Lee Tawes, III (3)                  1,875,000       3.9%
                          New York, NY

Common                    Carmen Choi (3)(4)                       200,000         -
                          Hong Kong, China

Common                    Samuel Lam (3)(4)                        200,000         -
                          Hong Kong, China

Common                    All Officers and Directors             7,405,265      15.5%
                          as a Group (1)

     (1) Mr. Reithinger is the Company's Chairman of the Board, President and Chief Executive Officer. He holds 782,000 common shares; an option granted January 29, 1997, which expires January 29, 2007 to purchase 20,000 common shares at $0.42 per share; an option granted February 26, 1998, which expires February 26, 2008 to purchase 100,000 common shares at $0.13 per share; and an option granted May 13, 1999, which expires May 13, 2009 to purchase 2,500,000 common shares at $0.15 per share with 300,000 options to purchase shares vesting immediately; 350,000 options to purchase shares vesting when revenues reach $3.0 million annually; 350,000 options to purchase shares vesting when the market price of the Common Stock reaches $1.00; 400,000 options to purchase shares vesting when revenues reach $5.0 million annually; 500,000 options to purchase shares vesting when revenues reach $10.0 million annually; and 600,000 options to purchase shares when revenues reach $15.0 million annually. Mr. Reithinger also holds an option granted on March 22, 2002, which expires March 22, 2012 to purchase 600,000 common shares at $0.08 per share, and warrants to purchase 550,640 common shares at exercise prices ranging from $0.08 to $0.20 that were issued in connection with certain loans to the Company in 1999 and 2000. Members of Mr. Reithinger's immediate family hold approximately an additional 325,000 common shares for which Mr. Reithinger disclaims all beneficial interest and control.

     (2) Mr. Rullich is Vice President, Secretary and a Director of the Company. Mr. Rullich beneficially owns 2,022,000 common shares, an option granted on March 22, 2002 which expires March 22, 2012 to purchase 400,000 common shares at $0.08 per share, and 5,625 of Class "F" Preferred Stock with a stated value of $450,000.

     (3)     Director.

     (4) Less than one percent of the Company's issued and outstanding stock.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table provides information as of December 31, 2002, regarding the Company's Stock Option Plan compensation under which our equity securities are authorized for issuance:

                                EQUITY COMPENSATION PLAN INFORMATION

------------------------------------------------------------------------------------------------------
        PLAN CATEGORY                     NUMBER OF           WEIGHTED-         NUMBER OF SECURITIES
                                       SECURITIES TO BE    AVERAGE EXERCISE   REMAINING AVAILABLE FOR
                                         ISSUED UPON           PRICE OF        FUTURE ISSUANCE UNDER
                                         EXERCISE OF         OUTSTANDING        EQUITY COMPENSATION
                                         OUTSTANDING           OPTIONS,           PLANS (EXCLUDING
                                      OPTIONS, WARRANTS      WARRANTS AND     SECURITIES REFLECTED IN
                                          AND RIGHTS            RIGHTS              COLUMN (a))

                                             (a)                 (b)                    (c)
------------------------------------  ------------------  ------------------  ------------------------
Equity compensation plans                      5,842,500  $             0.12                       -0-
approved by security holders
------------------------------------  ------------------  ------------------  ------------------------
Equity compensation plans not                        -0-                 -0-                       -0-
approved by security holders
------------------------------------  ------------------  ------------------  ------------------------
Total                                          5,842,500  $             0.12                       -0-
------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     Summary compensation information for Mr. Neil Reithinger, the Company's Chief Executive Officer for the year ended December 31, 2002 (the only "named executive officer" within the meaning of Regulation S-B, Item 402(a)(2) Instruction (1)), is as follows:

   (a)        (b)      (c)         (d)          (e)            (f)           (g)          (h)        (i)
                                           Other Annual/   Restricted     Securities
Name and                                      Deferred        Stock       Underlying      LTIP    All Other
Principal                                   Compensation     Awards     Options/SAR's   Payouts    Compen-
Position     Year   Salary ($)  Bonus ($)       ($)            ($)           (#)          ($)     sation ($)
-----------  -----  ----------  ---------  --------------  -----------  --------------  --------  ----------

   Mr.          02      54,750        -0-          17,250          -0-         907,500       -0-         -0-
Reithinger      01      27,000        -0-          42,500          -0-             -0-       -0-         -0-
C.E.O.          00      17,500        -0-          42,500          -0-             -0-       -0-         -0-

DIRECTORS

Director Compensation Table

       (a)                (b)             (c)          (d)         (e)            (f)

                                                                               Number of
                                                   Consulting                  Securities
                    Annual Retainer     Meeting    Fees/Other   Number of      Underlying
       Name             Fees ($)       Fees ($)     Fees ($)    Shares (#)  Options/SARs (#)
       ----             --------       --------     --------    ----------  ----------------

Neil Reithinger                  -0-          -0-          -0-         -0-           907,500

Karl H. Rullich                  -0-          -0-          -0-         -0-           400,000

O. Lee Tawes, III                -0-          -0-          -0-         -0-           200,000

Carmen Choi                      -0-          -0-          -0-         -0-           200,000

Samuel Lam                       -0-          -0-          -0-         -0-           200,000

                              EMPLOYMENT CONTRACTS

     There are currently no employment contracts, severance or change-in-control agreements with any of the named executive officers of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain  Business  Relationships

     In the year ended December 31, 2000, the Company's single largest shareholder, Francis Choi, established Hong Kong Trustful Pharmaceutical Company Limited ("HKTPCO") as the sole marketer and distributor of the Company's products for all of Asia. Sales to HKTPCO were 21% of net sales, or approximately $725,000, for the year ended December 31, 2002, and 13% of net sales, or approximately $360,000 for the year ended December 31, 2001. Accounts receivable due from HKTPCO at December 31, 2002, was 3% of total accounts receivable. Management believes that this arrangement will produce a considerable amount of revenue for the Company in future periods. Mr. Choi also has representation on the Company's Board of Directors.

     The Company has adopted a policy that transactions with affiliated persons or entities will be on terms no less favorable than those that could be obtained from unaffiliated third parties on an arm's length basis, and that any such transaction must be reviewed and approved by the Company's independent directors and/or the Company's Audit Committee.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the SEC reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, we believe that during the 2002 fiscal year, all Section 16(a) filing requirements applicable to the Company's directors, executive officers and greater than 10% beneficial owners were complied with.

                         STOCKHOLDER PROPOSALS FOR 2002
                       AND NOMINEES TO BOARD OF DIRECTORS

     Proposals of stockholders intended to be presented at the Company's 2004 Annual Meeting of Stockholders must be in writing and received by the Company by no later than December 31, 2003.

     The Board of Directors will consider nominees to the Board of Directors recommended by stockholders. To have a nominee considered by the Board of Directors for the 2004 Annual Meeting of the Company, the nomination must be in writing and the stockholder must provide the Board of Directors with the name of the nominee proposed by the stockholder, together with a resume of the proposed nominee setting forth the nominee's qualifications to serve as a Director for the Company, on or before December 31, 2003.

                                  OTHER MATTERS

     The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitations also may be made by the Company's officers, directors, or employees, personally or by telephone.

Scottsdale, Arizona
September 22, 2003


BAYWOOD INTERNATIONAL, INC.

/s/ Neil Reithinger
-------------------

Neil Reithinger
Chairman of the Board, Chief Executive Officer and President

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ---------------------------------------------------

BAYWOOD INTERNATIONAL, INC. ANNUAL MEETING TO BE HELD ON 11/01/03 FOR HOLDERS AS OF 09/22/03

CUSIP:  073260101

THE UNDERSIGNED HEREBY APPOINTS NEIL REITHINGER AND KARL H. RULLICH AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED, ALL OF THE SHARES OF COMMON STOCK OF BAYWOOD INTERNATIONAL, INC. HELD BY THE UNDERSIGNED ON SEPTEMBER 22, 2003, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2003, AT 10:30 A.M., LOCAL TIME, AT THE THE PHOENICIAN, 6000 EAST CAMELBACK ROAD, SCOTTSDALE, ARIZONA 85251, OR ANY ADJOURNMENT THEREOF. IF NO INSTRUCTIONS ARE INDICATED ON THE PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN AND IN FAVOR OF ALL PROPOSALS DESCRIBED HEREIN.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [ ]

DIRECTORS                                                   DIRECTORS
---------                                                   ---------
                                                   (MARK X FOR ONLY ONE BOX - IF
                                                   NOT  SPECIFIED, WILL BE VOTED
                                                   FOR ALL NOMINEES)
                                                   ---

1.   DIRECTORS RECOMMEND: A VOTE                   [_]  FOR ALL NOMINEES
     FOR ELECTION OF THE FOLLOWING
     DIRECTORS: 01-NEIL REITHINGER,                [_]  WITHHOLD ALL NOMINEES
     02-KARL H. RULLICH, 03-O. LEE
     TAWES, III, 04-SAMUEL LAM 05-
     CARMEN CHOI                                   [_]  WITHHOLD  AUTHORITY  TO
                                                        VOTE FOR ANY INDIVIDUAL
                                                        NOMINEE. WRITE NUMBER(S)
                                                        OF NOMINEE(S) BELOW.

                                                   USE NUMBER ONLY: ____________

                                    DIRECTORS
PROPOSAL(S)                         RECOMMEND     FOR     AGAINST    ABSTAIN
-----------                         ---------     ---     -------    -------

2.   RATIFICATION OF EPSTEIN,        FOR          [_]      [_]        [_]
     WEBER & CONOVER, P.L.C. AS
     INDEPENDENT AUDITORS AS
     DESCRIBED IN THE PROXY
     STATEMENT.

3.   AUTHORITY  TO  VOTE ON ANY      FOR          [_]      [_]        [_]
     BUSINESS THAT MAY PROPERLY
     COME  BEFORE THE MEETING.


---------------------------------------------            -----------------------
SIGNATURE(S)                                             DATE

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.